                                                                    Exhibit 10.2

                                  BILL OF SALE

     THIS BILL OF SALE ("Bill of Sale") is made, executed and delivered by COSINE COMMUNICATIONS, INC., A DELAWARE CORPORATION (hereinafter referred to as "Tenant" and/or "Seller") to WESTPORT JOINT VENTURE, A CALIFORNIA JOINT VENTURE (herein after referred to as "Landlord" and/or "Buyer") as of the date this Bill of Sale is last executed by the parties hereto. The transfer of the Assets (defined below) are subject to the terms and conditions of this Bill of Sale.

1. SALE: As an accommodation to Tenant, Landlord agreed to the early termination of Tenant's Lease, which agreement included the requirement that Tenant transfer to Landlord, at no additional cost, the furniture and equipment listed on Exhibit A attached hereto. Therefore, for valuable consideration, receipt of which is hereby acknowledge, and in consideration of the hereinafter mutual promises, and at no additional cost to Buyer, Seller hereby assigns, transfers and conveys to Buyer, its successors and assigns for its and their own use and benefit, all right, title and interest in and to the assets listed on Exhibit A attached hereto and incorporated herein by this reference (the "Assets") owned by Seller, and Buyer hereby accepts the Assets. Seller hereby represents that the total value of said items listed on Exhibit A is $1.00.

2. WARRANTY: The Seller hereby represents and warrants that said Assets are owned by the Seller, and are free and clear of any liens, encumbrances, and liabilities. Except for the foregoing, the Assets are being transferred to Buyer without any representation or warranty, whether express or implied, and are being transferred to Buyer on an "As-Is", "Where-Is" and "With All Fault" basis. Buyer acknowledges that it has had a full and complete opportunity to inspect the Assets, and it fully and unconditionally accepts such Assets in their current used condition. Seller hereby expressly disclaims any warranties (express or implied) as to merchantability and/or fitness of a particular purpose, and any warranties (express or implied) concerning the physical condition, value or utility of the Assets.

3. LOCATION OF ASSETS: It is hereby acknowledged by the parties hereto that the Assets are currently located in the Premises located at 1200 Bridge Parkway, Redwood City, California, which Premises were leased by Seller from Buyer under Lease Agreement dated May 26, 1998, as amended (the "Lease"), and that said Assets shall remain in the Premises.

4. GENERAL: This Bill of Sale shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California. This Bill of Sale shall bind Seller and its successors and assigns and shall inure to the benefit of Buyer and its successors and assigns. This Bill of Sale contains the entire agreement between the parties as to the subject matter hereof, and shall supersede in its entirely all prior discussions, correspondence or agreements whatsoever regarding such subject matter.

     IN WITNESS WHEREOF, the undersigned has executed this Bill of Sale as of the date set forth above.

BUYER:                                  SELLER:

WESTPORT JOINT VENTURE                  COSINE COMMUNICATIONS, INC.
A California joint venture              a Delaware corporation

JOHN ARRILLAGA SURVIVOR'S TRUST         By: /s/ Terry Gibson
                                            -------------------------------

By: /s/ John Arrillaga                      EVP & CFO
    ---------------------------             -------------------------------
John Arrillaga, Trustee                     Print or Type Name/Title

Date: 10/22/04                              Date: 10/22/04
      -------------------------                   -------------------------

PEERY PRIVATE INVESTMENT
COMPANY-WP, L.P.,
A California limited partnership

By: /s/ Richard T. Peery
    -------------------------------
Richard T. Peery, Trustee of the
Richard T. Peery Separate Property
Trust dated 7/20/77, as its General
Partner

Date: 10/22/04
      -----------------------------


PEERY PUBLIC INVESTMENT
COMPANY-WP, L.P.,
A California limited partnership


By: /s/ Richard T. Peery
    -------------------------------
Richard T. Peery, Trustee of the
Richard T. Peery Separate Property
Trust dated 7/20/77, as its General
Partner

Date: 10/22/04
      -----------------------------




                        [Signature page to Bill of Sale]

                                    EXHIBIT A

The Assets consist of the following used tangible personal property:

QUANTITY       DESCRIPTION
172            Task Chairs (Black)
188            Sitting Chairs (Black)
57             Task Chairs (Beige)
64             Sitting Chairs (Beige)
68             Lab Chairs (w/ round metal footstool) (Blue)
29             Desk Sets (Maple/Metal)
155            8x8 Cubicles
61             Lab Benches
1              Lobby Desk (maple)
3              16' Conference Tables (Maple)
2              Credenza, matches conference table (Maple)
16             Leather Conference Chairs (Black)
1              Movable Dry Erase Board
1              TV Tray
11             Conference Chairs (not leather)
11             Conference Room Sitting Chairs (match the conference chairs)
1              V-Shaped Conference Table (Maple)
2              Credenzas (match the V-shaped table) (Maple)
2              Round Tables (Maple)
2              Small Conference Table (Maple)
16             2-Drawer Lateral File (Black)
2              Lockable Shelving Units, low (Black)
20             5-Shelf Lockable Shelving Units (Black)
3              Task Chairs (Purple)
3              Wooden Cafeteria Chairs (Black)
7              4-Drawer Lateral File Cabinet (Black)
11             4-Drawer Lateral File Cabinet (Beige)
1              Conference Table, medium sized (Maple)
100            Stackable Plastic Chairs
6              Folding Tables
4              Small Tables/Work Surfaces (Gray)
14             Plastic Kitchen Chairs (Blue)
1              Black File Cabinet
5              Coffee/End Tables for Lobby (maple)
5              Lobby Sofa Chairs
2              Lobby Chairs (Green)